UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-7704
Schwab Capital Trust- Monthly Income
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Schwab Capital Trust
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: December 31
Date of reporting period: December 31, 2011

Item 1: Report(s) to Shareholders.

Annual report dated December 31, 2011, enclosed.

Schwab ® Monthly Income Funds

Schwab® Monthly Income Fund -
Moderate Payout

Schwab® Monthly Income Fund -
Enhanced Payout

Schwab® Monthly Income Fund -
Maximum Payout

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Schwab ® Monthly Income Funds

Annual Report
December 31, 2011

Schwab® Monthly Income Fund -
Moderate Payout

Schwab® Monthly Income Fund -
Enhanced Payout

Schwab® Monthly Income Fund -
Maximum Payout

This page is intentionally left blank.

Schwab® Monthly Income Funds

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the Report Period

Schwab® Monthly Income Fund - Moderate Payout (Ticker Symbol: SWJRX)	2.97%

Moderate Payout Composite Index	5.85%
Fund Category: Morningstar Retirement Income	1.60%

Performance Details	pages 6-7

Schwab® Monthly Income Fund - Enhanced Payout (Ticker Symbol: SWKRX)	4.69%

Enhanced Payout Composite Index	6.66%
Fund Category: Morningstar Retirement Income	1.60%

Performance Details	pages 8-9

Schwab® Monthly Income Fund - Maximum Payout (Ticker Symbol: SWLRX)	4.70%

Maximum Payout Composite Index	7.40%
Fund Category: Morningstar Retirement Income	1.60%

Performance Details	pages 10-11

Minimum Initial Investment[1]	$ 100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

Fund expenses have been absorbed by CSIM and its affiliates. Without these reductions, the funds’ returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

The Moderate Payout Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 40% S&P 500 Index and 60% Barclays Capital U.S. Aggregate Bond Index.

The Enhanced Payout Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 25% S&P 500 Index and 75% Barclays Capital U.S. Aggregate Bond Index.

The Maximum Payout Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 10% S&P 500 Index and 90% Barclays Capital U.S. Aggregate Bond Index.

[1]	Please see prospectus for further detail and eligibility requirements.

2 Schwab Monthly Income Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to take this opportunity to thank you for allowing us to serve your investment needs, and for reading this important communication concerning the performance of the Schwab Monthly Income Funds. Although the investment environment has been challenging, recent signs suggest the potential for improvement.

During the year ended December 31, 2011, geopolitical unrest, natural disasters, legislative gridlock in the U.S., S&P’s downgrade of long-term U.S. sovereign debt, the euro zone’s ongoing debt crisis, and a shifting outlook regarding economic prospects resulted in a frequently volatile investment environment. Amid the market turbulence, bonds generated solid returns and money market securities continued to help investors preserve their hard-earned capital. On the equity side, U.S. stocks finished mixed after a year that generally favored defensive shares, dividend-paying stocks, and some of the largest blue-chip names. Record corporate profits and historically appealing levels for financial metrics such as price-to-earnings ratios served as part of the backdrop for the stock market’s performance, as did a fourth-quarter rally. The Dow Jones Industrial Average returned 8.38%, outpacing the 2.11% return of the S&P 500 Index, and the -4.18% loss posted by the small-cap Russell 2000 Index.

Early year optimism that U.S. economic growth would reach self-sustaining levels ultimately met with disappointing results. Inflation-adjusted U.S. economic activity (real GDP) expanded at a lackluster 0.4% annual pace in the first quarter of 2011. Although growth accelerated to a 2.8% annualized rate in the fourth quarter (advance estimate), the year’s overall level of activity represented a deceleration from the 3.0% pace achieved in 2010. As a result, companies remained reluctant to add employees at a consistently meaningful pace and the unemployment rate hovered around 9.0% for most of 2011, before trending lower during the final months of the year.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

2.11%	S&P 500® Index: measures U.S. large-cap stocks

−4.18%	Russell 2000® Index: measures U.S. small-cap stocks

−11.73%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

7.84%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

0.07%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Index provider websites and Charles Schwab Investment Management, Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab Monthly Income Funds 3

From the President continued

Amid the market turbulence, bonds generated solid returns and money market securities continued to help investors preserve their hard-earned capital.

Attempting to right the unsettled economic landscape, the Federal Reserve (the Fed) implemented a variety of conventional and unconventional monetary operations. On the more conventional side, the Fed kept the federal funds rate target at a historically low 0-0.25%, where rates have held since they were first cut to that level in December 2008. Less conventionally, the Fed completed a second round of quantitative easing in June, purchasing approximately $600 billion of long-term Treasuries over roughly a 10-month period. This effort was designed to spark a faster rate of expansion by keeping long-term interest rates low. In late September, the Fed began “Operation Twist,” an attempt to further reduce long-term interest rates and help the still-troubled U.S. housing sector, while essentially holding short-term rates steady.

This collective backdrop paved the way for solid returns by fixed-income securities. U.S. Treasuries turned in particularly strong performances, thanks in part to intermittent bouts of investors looking for a safe haven. The U.S. Treasury sector of the Barclays Aggregate U.S. Bond Index returned 9.81% for the 12 months, the U.S. Agency sector returned 4.82%, and the Corporate sector returned 8.15%, while the longer maturities in each of these categories easily outperformed shorter maturities. The rally also pushed down the yield of the 10-year Treasury bond to only 1.89% by the end of 2011, marking the first time in more than three decades that the yield on the benchmark bond finished a calendar year below 2.0%.

Money market instruments continued to offer a compelling means of achieving capital preservation for investors, even while posting near-zero returns. The historically low interest rate environment and periodic flights to safety drove up demand for short-term, highly liquid investments, a process that further reduced the already low yields on money market securities.

Thank you for investing in the Schwab Monthly Income Funds. Please review the following pages for details about each fund’s characteristics, investment performance, and objectives.

We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Monthly Income Funds

Fund Management

Jake M. Gilliam, CFA, a portfolio manager of the investment adviser, is responsible for the day-to-day management of the funds. He was appointed portfolio manager in 2011. Since 2007, he has been a portfolio manager with the Schwab Institutional Asset Management team.

Schwab Monthly Income Funds 5

Schwab® Monthly Income Fund - Moderate Payout

The Schwab Monthly Income Funds (the funds) seek to provide current income, with capital appreciation as a secondary investment objective. The funds primarily invest in a fund-of-funds structure that involves holding stock, bond, and money market funds selected from within the Schwab Funds and Laudus Funds complex but may buy individual securities and unaffiliated funds to accomplish these objectives. Fund holdings are based on each fund’s target asset allocations, with returns reflecting the combined performance and respective weightings of the underlying investments.

The Schwab Monthly Income Fund—Moderate Payout (the fund) seeks to offer investors an annual payout of 3% to 4%* and an increase in capital over the long term. (Please see the funds’ prospectus for an explanation of the direct tradeoff between targeted payout rates and potential growth rates: the higher the one, the lower the other.) The fund’s allocation to equities, fixed income, and money funds varies within certain established parameters, and was generally close to 57% fixed income, 40% equities, and 3% money markets in 2011. The fund uses the internally calculated Moderate Payout Composite Index (the composite index) as a performance gauge. The composite index includes a 60% weighting in the Barclays Capital U.S. Aggregate Bond Index (the Barclays Aggregate), with the S&P 500 Index representing the remaining 40%.

The fund’s payout yield represents a critical element around which this product is centered, and was 2.43% for the year ended December 31, 2011, generally in line with the investment adviser’s expectations in the low interest rate environment. This yield provided investors with a source of potential income during a period when interest rates and bond yields were historically low. For example, at the end of the year, four-week Treasury bills yielded 0.01%, five-year Treasury notes were yielding 0.83%, and the bellwether 10-year Treasury had a yield of 1.89%. Investors received an additional end-of-year payment in December that was derived from net investment income, rather than from investor capital. The fund’s total return was 2.97% for the 12-month report period, while the composite index returned 5.85%.

Positioning and Strategies. The fund’s equity and fixed income allocations were broadly aligned with those of the composite index, while being more greatly diversified in the historically low yield environment. The allocation strategy was chosen in an effort to help smooth out potential market volatility and help establish a more consistent pattern of returns. Unfortunately, the overseas investments used to help achieve that strategy underperformed in 2011, especially when compared with the 2.11% return of the S&P 500 Index and 7.84% return of the Barclays Aggregate.

For example, 11% of the fund was invested in the Schwab Global Real Estate Fund. Real estate investment trusts (REITs) have traditionally represented dependable income generators. However, the previously described investment climate rewarded REITs in perceived safe harbors such as Canada and the United States, but caused REITs in many other regions to post double-digit losses. As a result, this investment allocation returned -8.43% in 2011, and when combined with its large size in the fund, hurt performance the most. The fund’s 6% allocation in the Laudus International MarketMasters Fund—Select Shares provided similarly disappointing results. This investment returned -13.55%, and represented another large drag on performance.

Investment allocations that helped the fund’s total return the most generally involved U.S. bonds, or relatively defensive equity strategies. For example, the fund invested in the Schwab Total Bond Market Fund, which returned 7.40%. This investment represented roughly 19% of the fund’s portfolio and benefited from the largely risk-averse investment environment that favored U.S. Treasuries during the second half of the year. The Schwab Premier Income Fund (which returned 5.63%) also added to the fund’s total return, and represented a sizable 23% investment allocation. Approximately 17% of the fund was invested in the Schwab Dividend Equity Fund—which returned 6.03%—helping performance as investors favored dividend-paying stocks.

As of 12/31/11:

 Statistics

Number of Holdings	10
Portfolio Turnover Rate	25%

 Asset Class Weightings % of Investments

Fixed-Income Funds – Intermediate-Term Bond	41.9%
Equity Funds – Large Cap	23.3%
Fixed-Income Funds – Short-Term Bond	11.2%
Equity Funds – Global Real Estate	11.1%
Equity Funds – International	5.9%
Fixed-Income Funds – International Bond	4.2%
Money Market Funds	2.4%
Total	100.0%

 Top Holdings % of Net Assets1

Schwab Premier Income Fund	23.0%
Schwab Total Bond Market Fund	18.7%
Schwab Dividend Equity Fund	17.1%
Schwab Short-Term Bond Market Fund	11.1%
Schwab Global Real Estate Fund	11.0%
Total	80.9%

Manager views and portfolio holdings may have changed since the report date.

*	The targeted annual payout for the fund is based on historic yield environments over a ten year period. The fund’s actual annual payout could be higher or lower than the targeted annual payout based on the interest rate environment and other market factors occurring during that year. During a low interest rate environment, it is generally expected that the funds will have lower actual annual payouts. Conversely, during a high interest rate environment, it is generally expected that the fund will have higher actual annual payouts. The Schwab Monthly Income Fund - Moderate Payout is expected to provide an annual payout of 2 to 4% in low interest rate environments and 3 to 5% in high interest rate environments.
[1]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Monthly Income Funds

 Schwab® Monthly Income Fund - Moderate Payout

Performance Summary as of 12/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

March 28, 2008 – December 31, 2011
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	Since Inception

Fund: Schwab® Monthly Income Fund - Moderate Payout (3/28/08)	2.97%	3.29%
Moderate Payout Composite Index[3]	5.85%	4.63%
S&P 500 Index®	2.11%	0.82%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.33%
Fund Category: Morningstar Retirement Income	1.60%	2.79%

Fund Expense Ratios4: Net 0.75%; Gross 1.28%

Average annual total return figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	The fund’s routine expenses have been absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The Moderate Payout Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 40% S&P 500 Index and 60% Barclays Capital U.S. Aggregate Bond Index.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.75%. Net Expense: Expenses reduced by a contractual fee waiver for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section in the financial statements.

Schwab Monthly Income Funds 7

Schwab® Monthly Income Fund - Enhanced Payout

The Schwab Monthly Income Funds (the funds) seek to provide current income, with capital appreciation as a secondary investment objective. The funds primarily invest in a fund-of-funds structure that involves holding stock, bond, and money market funds selected from within the Schwab Funds and Laudus Funds complex but may buy individual securities and unaffiliated funds to accomplish these objectives. Fund holdings are based on each fund’s target asset allocations, with returns reflecting the combined performance and respective weightings of the underlying investments.

The Schwab Monthly Income Fund—Enhanced Payout (the fund) seeks to offer investors an annual payout of 4% to 5%* and an increase in capital over the long term. (Please see the funds’ prospectus for an explanation of the direct tradeoff between targeted payout rates and potential growth rates: the higher the one, the lower the other.) The fund’s allocation to equities, fixed income, and money funds varies within certain established parameters, and was generally close to 70% fixed income, 25% equities, and 5% money markets during the reporting period. The fund uses the internally calculated Enhanced Payout Composite Index (the composite index) as a performance gauge. The composite index includes a 75% weighting in the Barclays Capital U.S. Aggregate Bond Index (the Barclays Aggregate), with the S&P 500 Index representing the remaining 25%.

The fund’s payout yield represents a critical element around which this product is centered, and was 2.57% for the year ended December 31, 2011, generally in line with the investment adviser’s expectations in the low interest rate environment. This yield provided investors with a source of potential income during a period when interest rates and bond yields were historically low. For example, at the end of the year, four-week Treasury bills yielded 0.01%, five-year Treasury notes were yielding 0.83%, and the bellwether 10-year Treasury had a yield of 1.89%. Investors received an additional end-of-year payment in December that was derived from net investment income, rather than from investor capital. The fund’s total return was 4.69% for the 12-month report period, while the composite index returned 6.66%.

Positioning and Strategies. Investment allocations within the fund were broadly aligned with those of the composite index, while being more greatly diversified due to the historically low yield environment. The allocation strategy was chosen in an effort to help smooth out potential market volatility and help establish a more consistent pattern of returns. Unfortunately, the overseas investments used to help achieve that strategy underperformed in 2011, especially when compared with the 2.11% return of the S&P 500 Index and 7.84% return of the Barclays Aggregate.

The Schwab Global Real Estate Fund was an 8% investment allocation and provided an example of this result. Traditionally, real estate investment trusts (REITs) have represented dependable income generators. However, the previously described investment climate rewarded REITs in perceived safe harbors such as Canada and the United States, but caused REITs in many other regions to post double-digit losses. As a result, this investment returned -8.43% in 2011, and when combined with its large weight in the fund, notably detracted from performance. Similarly, the fund’s 3% allocation in the Laudus International MarketMasters Fund—Select Shares provided disappointing results. The international fund returned -13.55% and dragged on performance.

On the positive side, U.S. bond investment allocations and relatively defensive equity strategies helped the fund’s total return. The fund invested in the Schwab Total Bond Market Fund, for example, which returned 7.40%. This investment represented 24% of the fund’s portfolio and benefited from the largely risk-averse investment environment that favored U.S. Treasuries, particularly during the second half of the year. The Schwab Premier Income Fund (which returned 5.63%) also added to the fund’s total return, and represented a sizable 29% investment allocation. An 11% investment allocation in the Schwab Dividend Equity Fund further improved the fund’s performance, returning 6.03% as investors rewarded the relative safety of dividend-paying stocks.

As of 12/31/11:

 Statistics

Number of Holdings	10
Portfolio Turnover Rate	12%

 Asset Class Weightings % of Investments

Fixed -Income Funds – Intermediate-Term Bond	53.4%
Equity Funds – Large Cap	13.9%
Fixed-Income Funds – Short-Term Bond	12.1%
Equity Funds – Global Real Estate	7.9%
Money Market Funds	4.9%
Fixed-Income Funds – International Bond	4.8%
Equity Funds - International	3.0%
Total	100.0%

 Top Holdings % of Net Assets1

Schwab Premier Income Fund	29.1%
Schwab Total Bond Market Fund	24.2%
Schwab Short-Term Bond Market Fund	12.1%
Schwab Dividend Equity Fund	10.9%
Schwab Global Real Estate Fund	7.9%
Total	84.2%

Manager views and portfolio holdings may have changed since the report date.

*	The targeted annual payout for the fund is based on historic yield environments over a ten year period. The fund’s actual annual payout could be higher or lower than the targeted annual payout based on the interest rate environment and other market factors occurring during that year. During a low interest rate environment, it is generally expected that the funds will have lower actual annual payouts. Conversely, during a high interest rate environment, it is generally expected that the fund will have higher actual annual payouts. The Schwab Monthly Income Fund - Enhanced Payout is expected to provide an annual payout of 3 to 5% in low interest rate environments and 4 to 6% in high interest rate environments.
[1]	This list is not a recommendation of any security by the investment adviser.

8 Schwab Monthly Income Funds

 Schwab® Monthly Income Fund - Enhanced Payout

Performance Summary as of 12/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

March 28, 2008 – December 31, 2011
Performance of a Hypothetical
$10,000 Investment1,3,5

 Average Annual Total Returns1,2,5

Fund and Inception Date	1 Year	Since Inception

Fund: Schwab® Monthly Income Fund - Enhanced Payout (3/28/08)	4.69%	3.99%
Enhanced Payout Composite Index[3]	6.66%	5.35%
S&P 500 Index®	2.11%	0.82%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.33%
Fund Category: Morningstar Retirement Income	1.60%	2.79%

Fund Expense Ratios4: Net 0.67%; Gross 0.82%

Average annual total return figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	The fund’s routine expenses have been absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The Enhanced Payout Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 25% S&P 500 Index and 75% Barclays Capital U.S. Aggregate Bond Index.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.67%. Net Expense: Expenses reduced by a contractual fee waiver for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section in the financial statements.
[5]	On June 16, 2009, the Schwab Retirement Income Fund merged into the fund.

Schwab Monthly Income Funds 9

Schwab® Monthly Income Fund - Maximum Payout

The Schwab Monthly Income Funds (the funds) seek to provide current income, with capital appreciation as a secondary investment objective. The funds primarily invest in a fund-of-funds structure that involves holding stock, bond, and money market funds selected from within the Schwab Funds and Laudus Funds complex but may buy individual securities and unaffiliated funds to accomplish these objectives. Fund holdings are based on each fund’s target asset allocations, with returns reflecting the combined performance and respective weightings of the underlying investments.

The Schwab Monthly Income Fund—Maximum Payout (the fund) seeks to offer investors an annual payout of 5% to 6%* and an increase in capital over the long term. (Please see the funds’ prospectus for an explanation of the direct tradeoff between targeted payout rates and potential growth rates: the higher the one, the lower the other.) The fund’s allocation to equities, fixed income, and money funds varies within certain established parameters, and was generally close to 83% fixed income, 10% equities, and 7% money markets during the reporting period. The fund uses the internally calculated Maximum Payout Composite Index (the composite index) as its performance gauge. The composite index includes a 90% weighting in the Barclays Capital U.S. Aggregate Bond Index (the Barclays Aggregate), with the S&P 500 Index representing the remaining 10%.

The fund’s payout yield represents a critical element around which this product is centered, and was 2.68% for the year ended December 31, 2011, generally in line with the investment adviser’s expectations in the low interest rate environment. This yield provided investors with a source of potential income during a period when interest rates and bond yields were historically low. For example, at the end of the year, four-week Treasury bills yielded 0.01%, five-year Treasury notes were yielding 0.83%, and the bellwether 10-year Treasury had a yield of 1.89%. Investors received an additional end-of-year payment in December that was derived from net investment income, rather than from investor capital. The fund’s total return was 4.70% for the 12-month report period, while the composite index returned 7.40%.

Positioning and Strategies. Equity and fixed income allocations within the fund were broadly aligned with those of the composite index, while being more greatly diversified in low yield environment. The allocation strategy was chosen in an effort to help smooth out potential market volatility and help establish a more consistent pattern of returns. Unfortunately, the overseas investments used to help achieve that strategy underperformed in 2011, especially when compared with the 2.11% return of the S&P 500 Index and 7.84% return of the Barclays Aggregate.

As a ready example of this result, the Schwab Global Real Estate Fund represented an investment allocation of approximately 5%. Real estate investment trusts (REITs) have traditionally represented dependable income generators. However, the previously described investment environment rewarded REITs in perceived safe harbors such as Canada and the United States, but caused REITs in many other regions to post double-digit losses. As a result, this investment allocation returned -8.43% in 2011, and when combined with the size of this investment allocation, represented a notable performance drag for the fund.

On the positive side, allocations in U.S. bond and dividend-paying stock strategies helped the fund’s total return. For example, the fund invested in the Schwab Total Bond Market Fund, which returned 7.40%. This investment represented a sizable 27% of the fund’s portfolio and benefited from the largely risk-averse investment environment that favored U.S. Treasuries during the second half of the year. The Schwab Premier Income Fund (which returned 5.63%) also added to the fund’s total return, thanks to the positive performance of this investment allocation combined with its roughly 35% weight within the fund. An investment (5% of the fund) in the Schwab Dividend Equity Fund helped performance, returning 6.03%.

As of 12/31/11:

 Statistics

Number of Holdings	8
Portfolio Turnover Rate	10%

 Asset Class Weightings % of Investments

Fixed-Income Funds – Intermediate-Term Bond	61.8%
Fixed-Income Funds – Short-Term Bond	15.1%
Money Market Funds	6.6%
Fixed-Income Funds – International Bond	6.3%
Equity Funds – Large Cap	5.2%
Equity Funds – Global Real Estate	5.0%
Total	100.0%

 Top Holdings % of Net Assets1

Schwab Premier Income Fund	34.5%
Schwab Total Bond Market Fund	27.2%
Schwab Short-Term Bond Market Fund	15.0%
Laudus Mondrian International Fixed Income Fund	6.2%
Schwab Dividend Equity Fund	5.2%
Total	88.1%

Manager views and portfolio holdings may have changed since the report date.

The Laudus Mondrian Funds and Laudus Growth Investors Fund are part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

*	The targeted annual payout for the fund is based on historic yield environments over a ten year period. The fund’s actual annual payout could be higher or lower than the targeted annual payout based on the interest rate environment and other market factors occurring during that year. During a low interest rate environment, it is generally expected that the funds will have lower actual annual payouts. Conversely, during a high interest rate environment, it is generally expected that the fund will have higher actual annual payouts. The Schwab Monthly Income Fund - Maximum Payout is expected to provide an annual payout of 3 to 5% in low interest rate environments and 5 to 8% in high interest rate environments.
[1]	This list is not a recommendation of any security by the investment adviser.

10 Schwab Monthly Income Funds

 Schwab® Monthly Income Fund - Maximum Payout

Performance Summary as of 12/31/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

March 28, 2008 – December 31, 2011
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	Since Inception

Fund: Schwab® Monthly Income Fund - Maximum Payout (3/28/08)	4.70%	4.07%
Maximum Payout Composite Index[3]	7.40%	5.97%
S&P 500 Index®	2.11%	0.82%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.33%
Fund Category: Morningstar Retirement Income	1.60%	2.79%

Fund Expense Ratios4: Net 0.60%; Gross 0.80%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	The fund’s routine expenses have been absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The Maximum Payout Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation and calculated using the following portion allocations: 10% S&P 500 Index and 90% Barclays Capital U.S. Aggregate Bond Index.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.60%. Net Expense: Expenses reduced by a contractual fee waiver for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section in the financial statements.

Schwab Monthly Income Funds 11

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2011 and held through December 31, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

				Ending
			Beginning	Account Value	Expenses Paid
	Expense Ratio[1]		Account Value	(Net of Expenses)	During Period[2]
	(Annualized)		at 7/1/11	at 12/31/11	7/1/11–12/31/11

Schwab® Monthly Income Fund - Moderate Payout
Actual Return	0.00%		$1,000	$987.80	$0.00
Hypothetical 5% Return	0.00%		$1,000	$1,025.21	$0.00

Schwab® Monthly Income Fund - Enhanced Payout
Actual Return	0.00%	*	$1,000	$1,012.40	$0.00 **
Hypothetical 5% Return	0.00%	*	$1,000	$1,025.21	$0.00 **

Schwab® Monthly Income Fund - Maximum Payout
Actual Return	0.00%		$1,000	$1,019.80	$0.00
Hypothetical 5% Return	0.00%		$1,000	$1,025.21	$0.00

*	Less than 0.005%
**	Less than $0.01.
[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

12 Schwab Monthly Income Funds

Schwab® Monthly Income Fund - Moderate Payout

Financial Statements

Financial Highlights

	1/1/11–	1/1/10–	1/1/09–	3/28/08[1]–
	12/31/11	12/31/10	12/31/09	12/31/08

Per-Share Data ($)

Net asset value at beginning of period	9.87	9.22	8.32	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.23	0.29	0.37	0.29
Net realized and unrealized gains (losses)	0.06	0.65	0.91	(1.68)

Total from investment operations	0.29	0.94	1.28	(1.39)
Less distributions:
Distributions from net investment income	(0.24)	(0.29)	(0.38)	(0.29)

Net asset value at end of period	9.92	9.87	9.22	8.32

Total return (%)	2.97	10.35	15.76	(14.11)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.00 [4]	0.00 [4]	0.00 [4]	0.00	[5]
Gross operating expenses[3]	0.46	0.53	0.92	0.73	[5]
Net investment income (loss)	2.30	3.08	4.57	4.08	[5]
Portfolio turnover rate	25	13	12	25	[2]
Net assets, end of period ($ x 1,000,000)	22	20	14	7

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Less than 0.005%
5 Annualized.

See financial notes 13

 Schwab Monthly Income Fund - Moderate Payout

Portfolio Holdings as of December 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.4%	Other Investment Companies	20,405,933	21,527,693

99.4%	Total Investments	20,405,933	21,527,693
0.6%	Other Assets and Liabilities, Net		124,849

100.0%	Total Net Assets		21,652,542

	Number	Value
Security	of Shares	($)

Other Investment Companies 99.4% of net assets

Equity Funds 40.0%

Global Real Estate 11.0%
Schwab Global Real Estate Fund (a)	418,454	2,389,371

International 5.9%
Laudus International MarketMasters Fund, Select Shares (a)	77,051	1,267,491

Large-Cap 23.1%
Laudus Growth Investors U.S. Large Cap Growth Fund (a)*	105,054	1,306,870
Schwab Dividend Equity Fund (a)	276,537	3,697,306

		5,004,176

		8,661,038

Fixed-Income Funds 57.0%

Intermediate-Term Bond 41.7%
Schwab Premier Income Fund (a)	478,055	4,990,890
Schwab Total Bond Market Fund (a)	421,147	4,038,803

		9,029,693

International Bond 4.2%
Laudus Mondrian International Fixed Income Fund (a)	78,799	912,492

Short-Term Bond 11.1%
Schwab Short-Term Bond Market Fund (a)	260,340	2,405,541

		12,347,726

Money Market Funds 2.4%
Schwab Value Advantage Money Fund, Institutional Prime Shares (a)	297,104	297,104
State Street Institutional U.S. Government Money Market Fund	221,825	221,825

		518,929

Total Other Investment Companies
(Cost $20,405,933)		21,527,693

End of Investments.

At 12/31/11 the tax basis cost of the fund’s investments was $20,860,566 and the unrealized appreciation and depreciation were $699,017 and ($31,890), respectively, with a net unrealized appreciation of $667,127.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

14 See financial notes

 Schwab Monthly Income Fund - Moderate Payout

Statement of
Assets and Liabilities
As of December 31, 2011

Assets

Investments in affiliated underlying funds, at value (cost $20,184,108)		$21,305,868
Investments in unaffiliated issuers, at value (cost $221,825)	+	221,825

Total investments, at value (cost $20,405,933)		21,527,693
Receivables:
Fund shares sold		124,462
Dividends		24,283
Due from investment adviser		2,373
Interest		33
Prepaid expenses	+	352

Total assets		21,679,196

Liabilities

Payables:
Fund shares redeemed		100
Trustees’ fees		1
Accrued expenses	+	26,553

Total liabilities		26,654

Net Assets

Total assets		21,679,196
Total liabilities	−	26,654

Net assets		$21,652,542

Net Assets by Source
Capital received from investors		21,106,676
Net investment income not yet distributed		4,673
Net realized capital losses		(580,567)
Net unrealized capital gains		1,121,760

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$21,652,542		2,182,349		$9.92

See financial notes 15

 Schwab Monthly Income Fund - Moderate Payout

Statement of
Operations
For January 1, 2011 through December 31, 2011

Investment Income

Dividends received from affiliated underlying funds		$499,141
Interest	+	582

Total investment income		499,723

Expenses

Professional fees		36,573
Registration fees		19,728
Portfolio accounting fees		15,111
Transfer agent fees		10,931
Shareholder reports		9,155
Trustees’ fees		6,392
Custodian fees		2,029
Interest expense		7
Other expenses	+	326

Total expenses		100,252
Expense reduction by CSIM	−	100,245

Net expenses	−	7

Net investment income		499,716

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		90,120
Net realized losses on sales of affiliated underlying funds		(187,866)
Net realized gains on unaffiliated investments	+	11

Net realized losses		(97,735)
Net unrealized gains on investments	+	154,162

Net realized and unrealized gains		56,427

Increase in net assets resulting from operations		$556,143

16 See financial notes

 Schwab Monthly Income Fund - Moderate Payout

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/11-12/31/11			1/1/10-12/31/10
Net investment income		$499,716	$545,027
Net realized losses		(97,735)	(69,828)
Net unrealized gains	+	154,162	1,263,147

Increase in net assets from operations		556,143	1,738,346

Distributions to Shareholders

Distributions from net investment income		($526,971)	($544,757)

Transactions in Fund Shares

		1/1/11-12/31/11		1/1/10-12/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,198,877	$12,000,079	1,189,453	$11,301,712
Shares reinvested		30,256	301,423	34,056	323,934
Shares redeemed	+	(1,096,575)	(10,917,998)	(692,625)	(6,579,287)

Net transactions in fund shares		132,558	$1,383,504	530,884	$5,046,359

Shares Outstanding and Net Assets

		1/1/11-12/31/11		1/1/10-12/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		2,049,791	$20,239,866	1,518,907	$13,999,918
Total increase	+	132,558	1,412,676	530,884	6,239,948

End of period		2,182,349	$21,652,542	2,049,791	$20,239,866

Net investment income not yet distributed			$4,673		$7,953

See financial notes 17

Schwab® Monthly Income Fund - Enhanced Payout

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–	1/1/09–	3/28/08[1]–
	12/31/11		12/31/10	12/31/09	12/31/08

Per-Share Data ($)

Net asset value at beginning of period	9.89		9.39	8.75	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.24		0.30	0.43	0.32
Net realized and unrealized gains (losses)	0.22		0.50	0.64	(1.26)

Total from investment operations	0.46		0.80	1.07	(0.94)
Less distributions:
Distributions from net investment income	(0.26)		(0.30)	(0.43)	(0.31)

Net asset value at end of period	10.09		9.89	9.39	8.75

Total return (%)	4.69	[2]	8.66	12.60	(9.53)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[4]	0.00	[5]	—	0.01	0.00	[5,6]
Gross operating expenses[4]	0.15		0.15	0.33	0.56	[6]
Net investment income (loss)	2.43		3.12	4.99	4.34	[6]
Portfolio turnover rate	12		14	31 [7]	39	[3]
Net assets, end of period ($ x 1,000,000)	80		78	72	10

1 Commencement of operations.
2 Includes proceeds from a litigation settlement related to an affiliated underlying fund. Without the litigation proceeds, performance would have been lower. (See financial note 9)
3 Not annualized.
4 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
5 Less than 0.005%
6 Annualized.
7 Portfolio turnover excludes the impact of assets resulting from a merger with another fund.

18 See financial notes

 Schwab Monthly Income Fund - Enhanced Payout

Portfolio Holdings as of December 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.6%	Other Investment Companies	74,418,881	79,370,258

99.6%	Total Investments	74,418,881	79,370,258
0.4%	Other Assets and Liabilities, Net		319,577

100.0%	Total Net Assets		79,689,835

	Number	Value
Security	of Shares	($)

Other Investment Companies 99.6% of net assets

Equity Funds 24.7%

Global Real Estate 7.9%
Schwab Global Real Estate Fund (a)	1,098,592	6,272,962

International 2.9%
Laudus International MarketMasters Fund, Select Shares (a)	142,721	2,347,764

Large-Cap 13.9%
Laudus Growth Investors U.S. Large Cap Growth Fund (a)*	190,191	2,365,975
Schwab Dividend Equity Fund (a)	651,152	8,705,903

		11,071,878

		19,692,604

Fixed-Income Funds 70.1%

Intermediate-Term Bond 53.2%
Schwab Premier Income Fund (a)	2,220,489	23,181,900
Schwab Total Bond Market Fund (a)	2,007,072	19,247,816

		42,429,716

International Bond 4.8%
Laudus Mondrian International Fixed Income Fund (a)	326,696	3,783,136

Short-Term Bond 12.1%
Schwab Short-Term Bond Market Fund (a)	1,039,800	9,607,751

		55,820,603

Money Market Funds 4.8%
Schwab Value Advantage Money Fund, Institutional Prime Shares (a)	2,618,156	2,618,156
State Street Institutional U.S. Government Money Market Fund	1,238,895	1,238,895

		3,857,051

Total Other Investment Companies
(Cost $74,418,881)		79,370,258

End of Investments.

At 12/31/11 the tax basis cost of the fund’s investments was $74,889,385 and the unrealized appreciation and depreciation were $4,480,873 and ($0), respectively, with a net unrealized appreciation of $4,480,873.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

See financial notes 19

 Schwab Monthly Income Fund - Enhanced Payout

Statement of
Assets and Liabilities
As of December 31, 2011

Assets

Investments in affiliated underlying funds, at value (cost $73,179,986)		$78,131,363
Investments in unaffiliated issuers, at value (cost $1,238,895)	+	1,238,895

Total investments, at value (cost $74,418,881)		79,370,258
Receivables:
Fund shares sold		237,710
Dividends		112,732
Interest		125
Prepaid expenses	+	1,573

Total assets		79,722,398

Liabilities

Payables:
Investment adviser and administrator fees		3,247
Fund shares redeemed		11,256
Accrued expenses	+	18,060

Total liabilities		32,563

Net Assets

Total assets		79,722,398
Total liabilities	−	32,563

Net assets		$79,689,835

Net Assets by Source
Capital received from investors		82,521,450
Net investment income not yet distributed		14,244
Net realized capital losses		(7,797,236)
Net unrealized capital gains		4,951,377

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$79,689,835		7,898,997		$10.09

20 See financial notes

 Schwab Monthly Income Fund - Enhanced Payout

Statement of
Operations
For January 1, 2011 through December 31, 2011

Investment Income

Dividends received from affiliated underlying funds		$1,945,295
Interest	+	2,369

Total investment income		1,947,664

Expenses

Professional fees		39,626
Shareholder reports		19,909
Registration fees		19,656
Portfolio accounting fees		16,349
Transfer agent fees		12,950
Trustees’ fees		6,833
Custodian fees		1,361
Interest expense		20
Other expenses	+	1,655

Total expenses		118,359
Expense reduction by CSIM	−	118,338
Custody credits	−	1

Net expenses	−	20

Net investment income		1,947,644

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		331,286
Net realized gains on sales of affiliated underlying funds*		690,627
Net realized gains on unaffiliated investments	+	43

Net realized gains		1,021,956
Net unrealized gains on affiliated underlying funds	+	662,849

Net realized and unrealized gains		1,684,805

Increase in net assets resulting from operations		$3,632,449

*	Includes $717,214 from a litigation settlement related to an affiliated underlying fund. (See financial note 9)

See financial notes 21

 Schwab Monthly Income Fund - Enhanced Payout

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/11-12/31/11			1/1/10-12/31/10
Net investment income		$1,947,644	$2,372,520
Net realized gains		1,021,956	111,704
Net unrealized gains	+	662,849	3,792,279

Increase in net assets from operations		3,632,449	6,276,503

Distributions to Shareholders

Distributions from net investment income		($2,068,651)	($2,380,997)

Transactions in Fund Shares

		1/1/11-12/31/11		1/1/10-12/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,421,949	$24,300,088	2,673,556	$25,785,727
Shares reinvested		127,474	1,279,128	151,588	1,461,301
Shares redeemed	+	(2,534,578)	(25,433,450)	(2,639,596)	(25,479,893)

Net transactions in fund shares		14,845	$145,766	185,548	$1,767,135

Shares Outstanding and Net Assets

		1/1/11-12/31/11		1/1/10-12/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		7,884,152	$77,980,271	7,698,604	$72,317,630
Total increase	+	14,845	1,709,564	185,548	5,662,641

End of period		7,898,997	$79,689,835	7,884,152	$77,980,271

Net investment income not yet distributed			$14,244		$27,242

22 See financial notes

Schwab® Monthly Income Fund - Maximum Payout

Financial Statements

Financial Highlights

	1/1/11–	1/1/10–	1/1/09–	3/28/08[1]–
	12/31/11	12/31/10	12/31/09	12/31/08

Per-Share Data ($)

Net asset value at beginning of period	9.90	9.56	9.19	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.25	0.30	0.45	0.34
Net realized and unrealized gains (losses)	0.21	0.34	0.37	(0.82)

Total from investment operations	0.46	0.64	0.82	(0.48)
Less distributions:
Distributions from net investment income	(0.27)	(0.30)	(0.45)	(0.33)

Net asset value at end of period	10.09	9.90	9.56	9.19

Total return (%)	4.70	6.83	9.18	(4.84)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.00 [4]	0.00 [4]	0.00 [4]	0.00	[5]
Gross operating expenses[3]	0.17	0.20	0.32	0.29	[5]
Net investment income (loss)	2.53	3.12	4.96	4.68	[5]
Portfolio turnover rate	10	20	12	24	[2]
Net assets, end of period ($ x 1,000,000)	78	68	52	29

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Less than 0.005%
5 Annualized.

See financial notes 23

 Schwab Monthly Income Fund - Maximum Payout

Portfolio Holdings as of December 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.7%	Other Investment Companies	74,677,515	77,622,827

99.7%	Total Investments	74,677,515	77,622,827
0.3%	Other Assets and Liabilities, Net		208,860

100.0%	Total Net Assets		77,831,687

	Number	Value
Security	of Shares	($)

Other Investment Companies 99.7% of net assets

Equity Funds 10.2%

Global Real Estate 5.0%
Schwab Global Real Estate Fund (a)	685,113	3,911,997

Large-Cap 5.2%
Schwab Dividend Equity Fund (a)	300,199	4,013,658

		7,925,655

Fixed-Income Funds 83.0%

Intermediate-Term Bond 61.7%
Schwab Premier Income Fund (a)	2,572,832	26,860,363
Schwab Total Bond Market Fund (a)	2,205,617	21,151,869

		48,012,232

International Bond 6.2%
Laudus Mondrian International Fixed Income Fund (a)	419,604	4,859,015

Short-Term Bond 15.1%
Schwab Short-Term Bond Market Fund (a)	1,267,226	11,709,169

		64,580,416

Money Market Funds 6.5%
Schwab Value Advantage Money Fund, Institutional Prime Shares (a)	3,444,813	3,444,813
State Street Institutional U.S. Government Money Market Fund	1,671,943	1,671,943

		5,116,756

Total Other Investment Companies
(Cost $74,677,515)		77,622,827

End of Investments.

At 12/31/11 the tax basis cost of the fund’s investments was $75,420,968 and the unrealized appreciation and depreciation were $2,201,859 and ($0), respectively, with a net unrealized appreciation of $2,201,859.

(a)	Issuer is affiliated with the fund’s adviser.

24 See financial notes

 Schwab Monthly Income Fund - Maximum Payout

Statement of
Assets and Liabilities
As of December 31, 2011

Assets

Investments in affiliated underlying funds, at value (cost $73,005,572)		$75,950,884
Investments in unaffiliated issuers, at value (cost $1,671,943)	+	1,671,943

Total investments, at value (cost $74,677,515)		77,622,827
Receivables:
Fund shares sold		134,897
Dividends		128,671
Interest		151
Prepaid expenses	+	1,158

Total assets		77,887,704

Liabilities

Payables:
Investment adviser and administrator fees		786
Fund shares redeemed		30,495
Distributions to shareholders		55
Accrued expenses	+	24,681

Total liabilities		56,017

Net Assets

Total assets		77,887,704
Total liabilities	−	56,017

Net assets		$77,831,687

Net Assets by Source
Capital received from investors		76,081,674
Net investment income not yet distributed		11,746
Net realized capital losses		(1,207,045)
Net unrealized capital gains		2,945,312

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$77,831,687		7,711,490		$10.09

See financial notes 25

 Schwab Monthly Income Fund - Maximum Payout

Statement of
Operations
For January 1, 2011 through December 31, 2011

Investment Income

Dividends received from affiliated underlying funds		$1,812,723
Interest	+	3,353

Total investment income		1,816,076

Expenses

Professional fees		39,367
Registration fees		25,942
Shareholder reports		18,113
Portfolio accounting fees		16,127
Transfer agent fees		13,634
Trustees’ fees		6,746
Custodian fees		1,579
Interest expense		4
Other expenses	+	1,372

Total expenses		122,884
Expense reduction by CSIM	−	122,880

Net expenses	−	4

Net investment income		1,816,072

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		328,105
Net realized losses on sales of affiliated underlying funds		(60,100)
Net realized gains on unaffiliated investments	+	35

Net realized gains		268,040
Net unrealized gains on investments	+	1,138,039

Net realized and unrealized gains		1,406,079

Increase in net assets resulting from operations		$3,222,151

26 See financial notes

 Schwab Monthly Income Fund - Maximum Payout

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/11-12/31/11			1/1/10-12/31/10
Net investment income		$1,816,072	$1,986,536
Net realized gains (losses)		268,040	(461,400)
Net unrealized gains	+	1,138,039	2,456,570

Increase in net assets from operations		3,222,151	3,981,706

Distributions to Shareholders

Distributions from net investment income		($1,951,615)	($1,992,325)

Transactions in Fund Shares

		1/1/11-12/31/11		1/1/10-12/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,174,663	$41,891,876	5,407,670	$52,923,920
Shares reinvested		90,958	912,232	96,217	941,879
Shares redeemed	+	(3,403,515)	(34,075,168)	(4,131,666)	(40,380,786)

Net transactions in fund shares		862,106	$8,728,940	1,372,221	$13,485,013

Shares Outstanding and Net Assets

		1/1/11-12/31/11		1/1/10-12/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		6,849,384	$67,832,211	5,477,163	$52,357,817
Total increase	+	862,106	9,999,476	1,372,221	15,474,394

End of period		7,711,490	$77,831,687	6,849,384	$67,832,211

Net investment income not yet distributed			$11,746		$17,771

See financial notes 27

 Schwab Monthly Income Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab MarketTrack Conservative Portfolio
Schwab Monthly Income Fund-Moderate Payout	Laudus Small-Cap MarketMasters Fund
Schwab Monthly Income Fund-Enhanced Payout	Laudus International MarketMasters Fund
Schwab Monthly Income Fund-Maximum Payout	Schwab Balanced Fund
Schwab Target 2010 Fund	Schwab Premier Equity Fund
Schwab Target 2015 Fund	Schwab Core Equity Fund
Schwab Target 2020 Fund	Schwab Dividend Equity Fund
Schwab Target 2025 Fund	Schwab Large-Cap Growth Fund
Schwab Target 2030 Fund	Schwab Small-Cap Equity Fund
Schwab Target 2035 Fund	Schwab Hedged Equity Fund
Schwab Target 2040 Fund	Schwab Financial Services Fund
Schwab S&P 500 Index Fund	Schwab Health Care Fund
Schwab Small-Cap Index Fund	Schwab International Core Equity Fund
Schwab Total Stock Market Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab International Index Fund	Schwab Fundamental US Small-Mid Company Index Fund
Schwab MarketTrack All Equity Portfolio	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack Growth Portfolio	Schwab Fundamental International Small-Mid Company Index Fund
Schwab MarketTrack Balanced Portfolio	Schwab Fundamental Emerging Markets Index Fund

The Schwab Monthly Income Funds are “fund of funds”. Each of the funds seeks to achieve its investment objective by investing in a combination of other Schwab and/or Laudus Funds and other unaffiliated, third-party mutual funds, in accordance with its target portfolio allocation. In addition, the funds may purchase equity and fixed income securities, cash equivalents including money market securities and futures to achieve their investment objectives. Each fund bears its share of the allocable expenses of the underlying funds in which they invest.

The funds offer one share class. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the fund, as applicable. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the Securities Exchange Commission (“SEC”).

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Underlying funds: valued at their respective net asset values.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or

 Schwab Monthly Income Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted prices for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted prices. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the funds’ investments as of December 31, 2011:

Schwab Monthly Income Fund — Moderate Payout

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$21,527,693	$—	$—	$21,527,693

Total	$21,527,693	$—	$—	$21,527,693

Schwab Monthly Income Fund — Enhanced Payout

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$79,370,258	$—	$—	$79,370,258

Total	$79,370,258	$—	$—	$79,370,258

 Schwab Monthly Income Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Schwab Monthly Income Fund — Maximum Payout

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$77,622,827	$—	$—	$77,622,827

Total	$77,622,827	$—	$—	$77,622,827

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

The funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no significant transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2011.

(b) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(c) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

(d) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(e) Distributions to Shareholders:

The funds make distributions from net investment income, if any, to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.

(f) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(g) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(h) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

 Schwab Monthly Income Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(i) New Accounting Pronouncements:

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Updates (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, the FASB issued an update to requirements relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is evaluating the implications of these changes and their impact on the financial statements.

3. Risk Factors:

Asset allocation risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

Market risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money.

Structural risk. The funds’ monthly income payments will be made from fund assets and will reduce the amount of assets available for investment by the fund. Even if the fund’s capital grows over time, such growth may be insufficient to enable the fund to maintain the amount of its targeted annual payout and targeted monthly income payments. A fund’s investment losses may reduce the amount of future cash income payments an investor will receive from the fund. The dollar amount of a fund’s monthly income payments could vary substantially from one year to the next and over time depending on several factors, including the performance of the financial markets in which the fund invests, the allocation of fund assets across different asset classes and investments, the performance of the fund’s investment strategies, and the amount and timing of prior distributions by the fund. It is also possible for income payments to go down substantially from one year to the next and over time depending on the timing of an investor’s investments in the fund. Any redemptions will proportionately reduce the amount of future cash income payments to be received from the fund. There is no guarantee that the fund will make monthly income payments to its shareholders or, if made, that the fund’s monthly income payments to shareholders will remain at a fixed amount.

Underlying fund investment risk. The value of an investment in the funds is based primarily on the prices of the underlying funds that the funds purchase. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.

•	Investment risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•	Management risk. Generally, the underlying funds are actively managed mutual funds. An actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.

 Schwab Monthly Income Funds

Financial Notes (continued)

3. Risk Factors (continued):

•	Equity risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•	Large-, mid- and small-cap risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid- cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments — bonds or stocks of another capitalization range, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding stocks of the particular capitalization.

•	Fixed income risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

•	Foreign investment risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

•	Derivatives risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested.

•	Money market risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation.

•	Liquidity risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

•	Exchange-traded fund (ETFs) risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.

•	Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Direct investment risk. The fund may invest a portion of its assets directly in equity and fixed income securities, as well as other mutual funds to maintain its asset allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

 Schwab Monthly Income Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The plan enables each fund to bear expenses relating to the provision by services providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”) of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. The funds are not subject to any fees under the plan.

CSIM and Schwab have agreed with the funds to limit (“expense limitation”) the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses of the funds to 0.00% for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the funds’ Board of Trustees.

The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.

The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of December 31, 2011, the percentages of shares of other related funds owned by each Monthly Income Fund are:

	Schwab	Schwab	Schwab
	Monthly Income Fund	Monthly Income Fund	Monthly Income Fund
	-Moderate Payout	-Enhanced Payout	-Maximum Payout

Equity Funds:

Global Real Estate:
Schwab Global Real Estate Fund	1.3%	3.4%	2.1%
International:
Laudus International MarketMasters Fund, Select Shares	0.1%	0.2%	—
Large-Cap:
Laudus Growth Investors U.S. Large Cap Growth Fund	0.2%	0.4%	—
Schwab Dividend Equity Fund	0.3%	0.7%	0.3%

Fixed-Income Funds:

Intermediate-Term Bond:
Schwab Premier Income Fund	1.2%	5.4%	6.3%
Schwab Total Bond Market Fund	0.4%	2.0%	2.2%
International Bond:
Laudus Mondrian International Fixed Income Fund	0.1%	0.5%	0.6%
Short-Term Bond:
Schwab Short-Term Bond Market Fund	0.7%	2.8%	3.4%

Money Market Fund:
Schwab Value Advantage Money Fund	— *	— *	— *

*	Less than 0.1%.

 Schwab Monthly Income Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Below is a summary of the funds’ transactions with their affiliated underlying funds during the period ended December 31, 2011.

Schwab Monthly Income Fund — Moderate Payout:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gain (Loss)	Received*
	Held at	Gross	Gross	Held at	Value at	1/1/11	1/1/11
Underlying Funds	12/31/10	Additions	Sales	12/31/11	12/31/11	to 12/31/11	to 12/31/11

Equity Funds:

Global Real Estate:
Schwab Global Real Estate Fund	333,908	150,541	(65,995)	418,454	$2,389,371	($128,060)	$83,221
International:
Laudus International MarketMasters Fund, Select Shares	62,983	29,868	(15,800)	77,051	1,267,491	(25,425)	13,592
Large-Cap:
Laudus Growth Investors U.S. Large Cap Growth Fund	100,841	29,315	(25,102)	105,054	1,306,870	23,434	29,583
Schwab Dividend Equity Fund	265,540	95,864	(84,867)	276,537	3,697,306	(67,786)	68,758

Fixed-Income Funds:

Intermediate-Term Bond:
Schwab Premier Income Fund	452,461	159,668	(134,074)	478,055	4,990,890	19,350	198,321
Schwab Total Bond Market Fund	408,059	142,174	(129,086)	421,147	4,038,803	446	117,917
International Bond:
Laudus Mondrian International Fixed Income Fund	77,582	11,450	(10,233)	78,799	912,492	6,132	46,371
Short-Term Bond:
Schwab Short-Term Bond Market Fund	243,391	63,096	(46,147)	260,340	2,405,541	(15,957)	31,369

Money Market Fund:
Schwab Value Advantage Money Fund, Institutional Prime Shares	197,105	99,999	—	297,104	297,104	—	129

Total					$21,305,868	($187,866)	$589,261

*	Distributions received include distributions from net investment income and capital gains from the underlying funds.

 Schwab Monthly Income Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Monthly Income Fund — Enhanced Payout:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gain (Loss)	Received*
	Held at	Gross	Gross	Held at	Value at	1/1/11	1/1/11
Underlying Funds	12/31/10	Additions	Sales	12/31/11	12/31/11	to 12/31/11	to 12/31/11

Equity Funds:

Global Real Estate:
Schwab Global Real Estate Fund	926,373	283,497	(111,278)	1,098,592	$6,272,962	$17,985	$221,817
International:
Laudus International MarketMasters Fund, Select Shares	121,997	28,422	(7,698)	142,721	2,347,764	(5,103)	25,176
Large-Cap:
Laudus Growth Investors U.S. Large Cap Growth Fund	185,174	12,790	(7,773)	190,191	2,365,975	13,250	53,558
Schwab Dividend Equity Fund	666,434	146,472	(161,754)	651,152	8,705,903	(64,974)	168,968

Fixed-Income Funds:

Intermediate-Term Bond:
Schwab Premier Income Fund	2,198,509	286,596	(264,616)	2,220,489	23,181,900	52,029	923,361
Schwab Total Bond Market Fund	2,038,247	223,305	(254,480)	2,007,072	19,247,816	(77,738)	564,885
International Bond:
Laudus Mondrian International Fixed Income Fund	333,820	21,675	(28,799)	326,696	3,783,136	57,245	191,323
Short-Term Bond:
Schwab Short-Term Bond Market Fund	1,023,523	94,184	(77,907)	1,039,800	9,607,751	(19,281)	126,214

Money Market Fund:
Schwab Value Advantage Money Fund, Institutional Prime Shares	2,118,156	500,000	—	2,618,156	2,618,156	—	1,279

Total					$78,131,363	($26,587)	$2,276,581

*	Distributions received include distributions from net investment income and capital gains from the underlying funds.

 Schwab Monthly Income Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Monthly Income Fund — Maximum Payout:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gain (Loss)	Received*
	Held at	Gross	Gross	Held at	Value at	1/1/11	1/1/11
Underlying Funds	12/31/10	Additions	Sales	12/31/11	12/31/11	to 12/31/11	to 12/31/11

Equity Funds:

Global Real Estate:
Schwab Global Real Estate Fund	516,176	264,596	(95,659)	685,113	$3,911,997	($74,617)	$122,540
Large-Cap:
Schwab Dividend Equity Fund	267,278	100,162	(67,241)	300,199	4,013,658	49,400	70,160

Fixed-Income Funds:

Intermediate-Term Bond:
Schwab Premier Income Fund	2,269,553	513,491	(210,212)	2,572,832	26,860,363	4,549	997,782
Schwab Total Bond Market Fund	1,986,916	417,092	(198,391)	2,205,617	21,151,869	(19,458)	569,287
International Bond:
Laudus Mondrian International Fixed Income Fund	380,895	71,342	(32,633)	419,604	4,859,015	15,335	239,271
Short-Term Bond:
Schwab Short-Term Bond Market Fund	1,113,458	248,025	(94,257)	1,267,226	11,709,169	(35,309)	140,513

Money Market Fund:
Schwab Value Advantage Money Fund, Institutional Prime Shares	1,944,812	1,500,001	—	3,444,813	3,444,813	—	1,275

Total					$75,950,884	($60,100)	$2,140,828

*	Distributions received include distributions from net investment income and capital gains from the underlying funds.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

 Schwab Monthly Income Funds

Financial Notes (continued)

7. Borrowing from Banks (continued):

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended December 31, 2011, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab Monthly Income Fund - Moderate Payout	$6,842,500	$5,283,000
Schwab Monthly Income Fund - Enhanced Payout	10,830,000	9,270,000
Schwab Monthly Income Fund - Maximum Payout	16,680,000	6,746,000

9. Other:

For the period ended December 31, 2011, Schwab Monthly Income Fund-Enhanced Payout received $717,214 in proceeds from a litigation settlement related to a previous investment by an acquired fund, the Schwab Retirement Income Fund, in the Schwab YieldPlus Fund (an affiliated fund). The proceeds received were included in the Statement of Operations as Net realized gains on sales of affiliated underlying funds.

10. Federal Income Taxes:

As of December 31, 2011, the components of distributable earnings on a tax-basis were as follows:

	Schwab	Schwab	Schwab
	Monthly Income Fund -	Monthly Income Fund -	Monthly Income Fund -
	Moderate Payout	Enhanced Payout	Maximum Payout

Undistributed ordinary income	$4,673	$14,244	$11,747
Undistributed long-term capital gains	—	—	—
Unrealized appreciation on investments	699,017	4,480,873	2,201,859
Unrealized depreciation on investments	(31,890)	—	—
Other unrealized appreciation/(depreciation)	—	—	—

Net unrealized appreciation/(depreciation)	$667,127	$4,480,873	$2,201,859

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Capital loss carryforwards may be used to offset future realized capital gains, for federal income tax purposes. As of December 31, 2011, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration dates:

	Schwab	Schwab	Schwab
	Monthly Income Fund -	Monthly Income Fund -	Monthly Income Fund -
Expiration Date	Moderate Payout	Enhanced Payout	Maximum Payout

December 31, 2015	$—	$4,830,644	$—
December 31, 2016	—	819,197	248,271
December 31, 2017	72,937	1,676,892	215,321
December 31, 2018	52,997	—	—

Total	$125,934	$7,326,733	$463,592

 Schwab Monthly Income Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

For tax purposes, realized net capital losses incurred after October 31 may be deferred and treated as occurring on the first day of the following year. For the year ended December 31, 2011, the funds had no capital losses deferred and had capital losses utilized as follows:

	Schwab	Schwab	Schwab
	Monthly Income Fund -	Monthly Income Fund -	Monthly Income Fund -
	Moderate Payout	Enhanced Payout	Maximum Payout

Capital losses utilized	$117,970	$1,047,778	$33,044

The tax-basis components of distributions paid during the current and prior fiscal years were:

	Schwab	Schwab	Schwab
	Monthly Income Fund -	Monthly Income Fund -	Monthly Income Fund -
	Moderate Payout	Enhanced Payout	Maximum Payout

Current period distributions
Ordinary income	$526,971	$2,068,651	$1,951,615
Long-term capital gains	—	—	—
Return of capital	—	—	—

Prior period distributions
Ordinary income	$544,757	$2,380,997	$1,992,325
Long-term capital gains	—	—	—
Return of capital	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for capital losses related to wash sales. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of December 31, 2011, the funds made the following reclassifications:

	Schwab	Schwab	Schwab
	Monthly Income Fund -	Monthly Income Fund -	Monthly Income Fund -
	Moderate Payout	Enhanced Payout	Maximum Payout

Undistributed net investment income	$23,975	$108,009	$129,518
Net realized capital gains/(losses)	(23,975)	(108,009)	(129,518)

As of December 31, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2011, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs

 Schwab Monthly Income Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Boards of Trustees and Shareholders of:
Schwab Monthly Income Fund—Moderate Payout
Schwab Monthly Income Fund—Enhanced Payout
Schwab Monthly Income Fund—Maximum Payout

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Monthly Income Fund—Moderate Payout, Schwab Monthly Income Fund—Enhanced Payout and Schwab Monthly Income Fund—Maximum Payout (three of the portfolios constituting Schwab Capital Trust, hereafter referred to as the “Funds”) at December 31, 2011, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities and investments in the underlying funds at December 31, 2011 by correspondence with the custodian and transfer agent of the underlying funds, respectively, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 15, 2012

Other Federal Tax Information (unaudited)

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended December 31, 2011, qualify under Internal Revenue code section 854(b)(1)(A) for the corporate dividends received deduction:

Percentage

Schwab Monthly Income Fund - Moderate Payout	13.08
Schwab Monthly Income Fund - Enhanced Payout	8.17
Schwab Monthly Income Fund - Maximum Payout	3.60

For the fiscal year ended December 31, 2011, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2012 via IRS form 1099 of the amounts for use in preparing their 2011 income tax return.

Schwab Monthly Income Fund - Moderate Payout	$82,350
Schwab Monthly Income Fund - Enhanced Payout	194,144
Schwab Monthly Income Fund - Maximum Payout	70,160

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Capital Trust which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	70	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	70	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	70	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	70	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	70	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	70	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	70	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	70	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006- June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc. (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President and Assistant Secretary, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Capital Trust since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

gross domestic product (GDP) The output of goods and services produced by labor and property located in the United States.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2011 Schwab Funds. All rights reserved.

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2012 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR45803-03

Item 2: Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that Mariann Byerwalter, William Hasler and Kiran Patel, each currently serving on its audit committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.
The designation of each of Ms. Byerwalter, Mr. Hasler and Mr. Patel as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
Audit Fees
2011: $1,200,554 2010 : $1,158,770

(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
Audit-Related Fees
For services rendered to Registrant:
2011: $82,667 2010: $82,667

Nature of these services:	tax provision review and procedures performed related to Registrant’s service provider conversion.
          In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Tax Fees
For services rendered to Registrant:
2011: $90,725 2010: $90,725
Nature of these services: preparation and review of tax returns.
          In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
All Other Fees
For services rendered to Registrant:
2011: $11,986 2010: $13,258

Nature of these services:	review of the methodology of allocation of Charles Schwab & Co., Inc. (“Schwab”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

          In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) The percentage of services described in paragraph (c) of this Item that were approved by the audit committee in 2005 pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 10.6% and the dollar amount was $10,901. This $10,901 equals 1.2% of the total fees paid by Registrant to its principal accountant in 2005. None of the services described in paragraphs (b) and (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
       2011: $185,378           2010: $186,650
(h)	During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.
(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Schwab Capital Trust- Monthly Income

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	February 15, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	February 15, 2012

By:	/s/ George Periera
George Pereira
Principal Financial Officer

Date:	February 15, 2012